UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2016

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13115 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 22, 2016, the Taiwan branch of Applied Optoelectronics, Inc. (the “Company”) entered into a Comprehensive Credit Line Contract and General Agreement (the “Credit Line Agreement”) with the Taipei branch of China Construction Bank (the “Bank”). The Credit Line Agreement renews a USD$10 million revolving credit line with the Bank, originally dated April 1, 2015. Borrowings under the Credit Line Agreement will be used for general corporate purposes and material purchases.

The Company’s Taiwan branch may draw upon the credit line on a revolving basis from April 22, 2016 until March 25, 2017. Borrowings under the Credit Line Agreement are secured by a standby letter of credit issued by the China branch of the Bank under existing agreements between the Bank and the Company’s China subsidiary, Global Technology Inc. Borrowings under the Credit Line Agreement reduce the amounts available under such standby letter of credit and cannot exceed 97% of the amount of the standby letter of credit. The term of each draw shall not exceed 180 days, or 15 business days before the expiration of the underlying standby letter of credit. Depending on the nature of borrowings, interest will be negotiated separately for each drawing. The Company will make monthly payments of accrued interest with the final monthly payment being for all principal and all accrued interest not yet paid.

The Credit Line Agreement contains representations and warranties, and events of default applicable to the Company that are customary for credit agreements of this type.

The foregoing description of the Credit Line Agreement does not purport to be a complete statement of the parties’ rights and obligations under the Credit Line Agreement and is qualified in its entirety by reference to the full text of the Comprehensive Credit Line Contract and General Agreement, dated April 22, 2016, the Approval Notice of China Construction Bank, Taipei Branch, dated March 29, 2016 and the Promissory Note between China Construction Bank, Taipei Branch and Applied Optoelectronics, Inc., Taiwan Branch, dated April 22, 2016 are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Credit Line Agreement is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Translation of Comprehensive Credit Line Contract and General Agreement, dated April 22, 2016, between Applied Optoelectronics, Inc., Taiwan Branch, and China Construction Bank, Taipei Branch

10.2	Translation of Approval Notice of China Construction Bank, Taipei Branch, dated March 29, 2016

10.3	Translation of the Promissory Note, dated April 22, 2016 between China Construction Bank – Taipei Branch and Applied Optoelectronics, Inc., Taiwan Branch

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2016	APPLIED OPTOELECTRONICS, INC.

	By:	/s/ David C. Kuo
	Name	David C. Kuo,
	Title:	General Counsel and Secretary

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